UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2015

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri	63141
(Address of principal executive offices)	(Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 19, 2015, Isle of Capri Casinos, Inc. (the “Company”) completed the previously announced sale of all of the equity interests of Natchez Sub, LLC (“NewCo”), a recently formed wholly-owned subsidiary of IOC-Natchez, Inc., a wholly-owned subsidiary of the Company, to Casino Holding Investment Partners, LLC (“Buyer”), and its affiliate, Natchez Casino OpCo, LLC.  Prior to closing, IOC-Natchez, Inc. transferred and conveyed to NewCo the owned real property, a customer list and certain other non-gaming assets related to the Isle of Capri Hotel located in Natchez, Mississippi, and NewCo assumed certain non-gaming liabilities of IOC-Natchez, Inc. related to the hotel.

Total proceeds from the sale were approximately $11.5 million, subject to a customary purchase price adjustment. Upon completion of the sale, IOC—Natchez, Inc. ceased all operations in Natchez, Mississippi.  IOC-Natchez, Inc. is in process of disposing of the remaining assets, which it expects to complete within 90 days.

Forward-Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements, which are subject to change. These forward-looking statements may be significantly impacted, either positively or negatively, by various factors, including, without limitation, licensing and other regulatory approvals, financing sources, development and construction activities, costs and delays, weather, permits, competition and business conditions in the gaming industry. The forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements herein.

Additional information concerning potential factors that could affect the Company’s financial condition, results of operations and expansion projects is included in the filings of the Company with the Securities and Exchange Commission, including, but not limited to, its Form 10-K for the most recently ended fiscal year.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company’s unaudited pro forma consolidated balance sheet as of July 26, 2015 and the unaudited pro forma consolidated statements of operations for the fiscal year ended April 26, 2015 and the three months ended July 26, 2015 are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
99.1	Isle of Capri Casinos, Inc. Unaudited Pro Forma Financial Information
99.2	Press Release, dated October 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: October 22, 2015	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Chief Legal Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Isle of Capri Casinos, Inc. Unaudited Pro Forma Financial Information
99.2	Press Release, dated October 19, 2015